UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2019

BMW VEHICLE OWNER TRUST 2019-A
(Exact name of Issuing Entity as specified in its charter)

BMW FS SECURITIES LLC
(Exact name of Depositor/Registrant as specified in its charter)

BMW FINANCIAL SERVICES NA, LLC
(Exact name of Sponsor as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-229836-01 333-229836	22-2013053
(Commission File Number)	(IRS Employer Identification No.)

300 Chestnut Ridge Road, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 307-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 18, 2019, BMW FS Securities LLC transferred certain motor vehicle retail installment sales contracts (the “Receivables”) to BMW Vehicle Owner Trust 2019-A (the “Trust”).  The Trust granted a security interest in the Receivables to U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $265,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $443,000,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $442,000,000; and (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $100,000,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file copies of the Indenture, Amended and Restated Trust Agreement, Owner Trust Administration Agreement, Sale and Servicing Agreement, Receivables Purchase Agreements and Asset Representations Review Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1*
Underwriting Agreement, dated September 10, 2019, among BMW Financial Services NA, LLC (“BMW FS”), BMW FS Securities LLC (the “Depositor”) and Barclays Capital Inc., on behalf of itself and as representative of the several underwriters named therein.

4.1	Indenture, dated as of September 18, 2019, between the Trust and the Indenture Trustee.

10.1	Amended and Restated Trust Agreement, dated as of September 18, 2019, between the Depositor and Wilmington Trust, National Association, as owner trustee.

10.2	Owner Trust Administration Agreement, dated as of September 18, 2019, among BMW FS, as administrator, the Trust and the Indenture Trustee.

10.3	Sale and Servicing Agreement, dated as of September 18, 2019, among the Depositor, BMW FS, as sponsor, servicer, administrator and custodian, the Trust and the Indenture Trustee.

10.4	Receivables Purchase Agreement, dated as of September 18, 2019, between the Depositor and BMW FS.

10.5	Receivables Purchase Agreement, dated as of September 18, 2019, between the Depositor and BMW Bank of North America.

10.6	Asset Representations Review Agreement, dated as of September 18, 2019, among the Trust, as issuer, BMW FS, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1*	Depositor Certification, dated September 10, 2019, for shelf offerings of asset-backed securities.
 _____________________
*  Previously filed on Form 8-K on September 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMW FS SECURITIES LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Stefan Kramer
Name:   Stefan Kramer
Title:      Vice President – Finance & CFO

By: /s/ Christian Kunz
Name:   Christian Kunz
Title:     Treasurer

Dated:   September 18, 2019